Plan Termination	12 Months Ended
Dec. 31, 2025
EBP 016
EBP, Description of Plan [Line Items]
Plan Termination

2.	Partial Plan Termination
As a result of the closure of the Brown-Forman Cooperage in April 2025, the plan administrator determined that a partial termination of the Plan occurred in 2025. All affected participants in the Plan were fully vested in their accounts upon the closure of this facility.

5.	Plan Termination
Although it has not expressed any intent to do so, the Company has the right under the Plan to discontinue its contributions at any time and to terminate the Plan subject to the provisions of ERISA. In the event of plan termination, participants will become 100% vested in their accounts.